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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

        We consent to the incorporation by reference in the Registration Statement on Form S-8 of Gexa Corp. of our report dated May 11, 2004, which report appears in the December 31, 2003 annual report on Form 10-KSB of Gexa Corp.

/s/ HEIN & ASSOCIATES LLP

HEIN & ASSOCIATES LLP
 Certified Public Accountants
Houston, Texas
June 21, 2004

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  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM